Exhibit 10.20

FIRST AMENDMENT TO
OFFICE LEASE

THIS FIRST AMENDMENT TO OFFICE LEASE (“Amendment”) is made and entered into as of October 7, 2021 (the “Effective Date”), by and between LOGAN BUILDING LLC, a Delaware limited liability company (“Landlord”), and KNOW LABS, INC., a Nevada corporation, f/k/a VISUALANT INCORPORATED (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain Office Lease Agreement dated as of December 13, 2016, as modified by that Confirmation of Lease Commencement dated as of May 17, 2017 (as so modified, the “Lease”), for approximately 943 rentable square feet commonly known as Suites 810 and 815 (the “Premises”) in the Logan Building, located at 500 Union Street, Seattle, Washington (the “Building”). Capitalized terms used and not otherwise defined herein shall have the meanings given in the Lease. Landlord and Tenant may together be referred to herein as the “Parties”.

B. The Parties desire to extend the Term of the Lease and to amend the Lease in certain other respects, all as further provided herein.

AGREEMENT

Landlord and Tenant amend the Lease and agree as follows:

1. Term. The Term of the Lease, prior to giving effect to this Amendment, expires on May 31, 2022.  Landlord and Tenant hereby agree to extend the Term for an additional period of twelve (12) calendar months, so that the Term of the Lease as so extended will expire on May 31, 2023 (“Extended Term”), unless sooner terminated in accordance with the Lease.  All of the terms and conditions of the Lease, as hereby amended, will remain in full force and effect during the Extended Term; provided, however, Lessee shall have no further right to extend the Term of the Lease beyond the Extended Term and any option rights or extension rights contained in the Lease are hereby deleted in their entirety and have no further force or effect.

2. Base Rent.  Base Rent for the Premises shall remain as specified in the Lease through May 31, 2022. The Lease is hereby amended to provide that commencing on June 1, 2022 and continuing thereafter through the expiration of the Extended Term, Base Rent for the Premises shall be as follows:

Month	$/RSF/Year	Monthly Base Rent
06/01/22 – 05/31/23	$38.00	$2,986.17

3. Additional Rent.  Tenant shall continue to pay each month all Additional Rent, including without limitation Tenant’s Share of Taxes and Tenant’s Share of Expenses, through the remainder of the current Term of the Lease and throughout the Extended Term, in accordance with the terms and conditions set forth in the Lease. During the Extended Term, the Base Year shall remain as set forth in Section 1(H) of the Lease.

4. Security Deposit. Landlord is currently holding a cash Security Deposit in the amount of $5,070.00, which will continue to be governed by Section 7 of the Lease.

5. Acceptance of Premises.  Tenant is already occupying the Premises and agrees to accept the Premises for the Extended Term in its existing “As Is” condition.  Landlord shall have no obligation to make or pay for any improvements or alterations within the Premises in connection with this Amendment.

6. Miscellaneous.

(a)	Tenant warrants that it has had no dealings with any broker in connection with this Amendment, and Landlord warrants that it has had no dealings with any broker except the Broderick Group in connection with this Amendment. Each party covenants to indemnify and hold harmless the other from all damages, liability and expense (including reasonable attorneys’ fees) arising from any claims or demands of any other broker or finder for any commission alleged to be due such brokers or finders as a result of their relationship to the indemnifying party in connection with this Amendment.

(b)	Landlord and Tenant hereby acknowledge and confirm that the Lease, as amended by this Amendment, is valid and binding and in full force and effect, enforceable against each of them in accordance with its terms.

(c)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute the same agreement, whether or not all parties execute each counterpart. Signatures transmitted by email or electronic signatures affixed hereto through a nationally-recognized electronic signature service provider such as DocuSign or DocVerify shall have the same effect as delivered original ink signatures. Either party’s or both parties’ signatures may be notarized electronically or by remote online notary as long as such notarization is permitted by and complies with the laws by which this Amendment is governed. If, following execution and delivery of this Amendment through electronic means, either party subsequently determines that it needs or would like to receive a wet-ink signature, whether due to internal considerations, legal concerns, third party requirements or otherwise, within ten (10) days of such party’s written request, the parties shall exchange wet ink signature pages (and acknowledgements, if applicable), but any such subsequent exchange of wet-ink signature pages shall not affect the validity or timing of the electronic signatures or modify the dates or terms of this Amendment in any way, and each party may request such an exchange only once.

(d)	The recitals in the opening paragraphs of this Amendment are incorporated into and are a part of this Amendment.

7. Requirement for Valid Agreement. Unless and until this Amendment is fully executed and delivered by both Parties, there is not an agreement of any kind between the Parties, concerning the subject matter of this Amendment, that is binding upon either Party or upon which either Party can or should rely.

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EXECUTED, the day and year first written above.

LANDLORD:

LOGAN BUILDING LLC,
a Delaware limited liability company

By: Unico Boutique Office Portfolio LP,
a Delaware limited partnership,
Manager

By: Unico Boutique Office Portfolio GP LLC,
a Delaware limited liability company,
General Partner

By: Unico Investment Group LLC,
a Delaware limited liability company,
Member

Company Name

Date	By:	/s/ Kris Hansen
	Name:	Kris Hansen
	Title:	Asset Manager

STATE OF WASHINGTON	)
) ss:
COUNTY OF KING	)

I certify that I know or have satisfactory evidence that _______________________ (is/are) the person(s) who appeared before me, and said person(s) acknowledged that he/she/they signed this instrument, on oath stated that he is / she is / they are authorized to execute the instrument and acknowledged it as the ________________________ of Unico Investment Group LLC, a Delaware limited liability company, the Member of Unico Boutique Office Portfolio GP LLC, a Delaware limited liability company, the General Partner of Unico Boutique Office Portfolio LP, a Delaware limited partnership, the Manager of LOGAN BUILDING LLC, a Delaware limited liability company, the entity that signed the instrument, to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

☐ (Check if applicable) This notarial act involved the use of communication technology.

DATED this ______ day of ____________, 2021.

Name:____________________________________________________________________
NOTARY PUBLIC in and for the State of WA
Residing at________________________________________________________________
My appointment expires: _____________________________________________________

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EXECUTED, the day and year first written above.

TENANT:

KNOW LABS, INC.,

a Nevada corporation

Company Name

By:	/s/ Ronald P. Erickson
Name:	Ronald P. Erickson
Title:	Chairman of the Board and Interim Chief Financial Officer

STATE OF _________________________	)
)ss:
COUNTY OF________________________	)

I certify that I know or have satisfactory evidence that _____________________________ (is/are) the person(s) who appeared before me, and said person(s) acknowledged that (he/she/they) signed this instrument, on oath stated that (he is/she is /they are) authorized to execute the instrument and acknowledged it as the ____________________ of KNOW LABS, INC., a Nevada corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

☐ (Check if applicable) This notarial act involved the use of communication technology.

DATED this ______ day of ____________, 2021.

Name:____________________________________________________________________
NOTARY PUBLIC in and for the State of
Residing at________________________________________________________________
My appointment expires: _____________________________________________________

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